                                                             Exhibit (B)(5)
                                                             HIGHLY CONFIDENTIAL

THE BEACON GROUP CAPITAL SERVICES, LLC
--------------------------------------------------------------------------------
PROJECT PARACHUTE -
PRESENTATION TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS

April 7, 1999

PROJECT PARACHUTE                                           HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                       PAGE #
                                                                       ------
A.    Review Of Current Proposals                                        1

B.    Review Of Proposed Financing                                       7

C.    Appendices

      I.   Analysis At Various Prices                                   16

      II.   Timetable - Overview Of Process To Date                     17

      III.  Summary Of Contact Activity                                 18

      IV.  Summary Of Original Indications Of Interest Received         21

      V.  Summary Of Formal Proposals                                   24

      VI.  Comparable M&A Transaction Analysis                          26

      VII.Comparable Public Company Analysis                            27

      VIII.Background On Leveraged Recapitalizations                    28


APRIL 7, 1999                                                  THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

REVIEW OF CURRENT PROPOSALS                                 HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
REVIEW OF PRINCIPAL TERMS OF CURRENT PROPOSALS
($ in Millions, except per share data)

POTENTIAL INVESTOR:                  KIRTLAND CAPITAL PARTNERS                              GTCR, GOLDER RAUNER
-------------------                  -------------------------                              -------------------
Offer Price Per Share:                     $ 20.50                                        $ 20.00

SUMMARY OFFER TERMS:
--------------------
Form Of Transaction:           Leveraged Recapitalization                             Leveraged Recapitalization
Rollover Equity:               $4 million (0.195 million shares or 2.8%               $5 million (0.250 million shares or 3.6%
                               of current shares outstanding) (a)                     of current shares outstanding)

New Equity Investment:         $54 million (a) by Kirtland and side-by-               $37.4 million by GTCR
                               side institutional investors; $4 million
                               incremental management investment

Financing Arrangements:        - National City, Bankers Trust or                      - First Union to provide $50 million
                               BancAmerica to provide $30 million                     revolver ($13 million at closing)
                               revolver ($5 million at closing)                       - First Union to sell $100 million of
                               - CSFB or  DLJ to sell $100 million of                 senior subordinated notes
                               senior notes                                           -  First Union to provide $15 million of
                                                                                      senior preferred (PIK) equity
Significant Conditions:        - Subject to completion of financing                   - Subject to completion of financing
                               arrangements                                           arrangements
                               - CSFB/DLJ to complete due diligence                   - First Union to complete due diligence
                               in 1-2 weeks                                           by April 9 (?)
                               - Satisfactory arrangements with                       - Satisfactory arrangements with
                               management (2-3 days)                                  management (5-7 business days)
                               - Review of first quarter results (due                 - Review of first quarter results (due
                               April 19?)                                             April 19?)
                               - No 280G tax obligations (would reduce                - Completion of due diligence
                               price)                                                 (environmental by April 9 and
                               - Net debt less than $11.5 million                     legal/accounting by April 14)
                               - Adjusted pro forma LTM EBITDA not
                               less than $24.4 million

Note:

(a) Based on discussion with Kirtland. Assumes incremental management investment of $4 million in excess of management's portion of rollover (if any). Range of incremental investment could be $2 to $6 million

APRIL 7, 1999                          1                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

REVIEW OF CURRENT PROPOSALS                                 HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
REVIEW OF CERTAIN KEY FINANCIAL TERMS OF CURRENT PROPOSALS (a)
($ in Millions, except per share data)

POTENTIAL INVESTOR:                             KIRTLAND CAPITAL PARTNERS      GTCR, GOLDER RAUNER
-------------------                             -------------------------      -------------------
Offer Price Per Share:                                   $ 20.50                    $ 20.00
Total Equity Value:                                      $   149                    $   145

Enterprise Value:                                        $   161                    $   158

ENTERPRISE VALUE AS A MULTIPLE OF:
----------------------------------
 Latest Twelve Months ("LTM") EBITDA: (b)                    7.5x                       7.3x
 LTM EBIT: (b)                                              12.4x                      12.1x

EQUITY VALUE AS A MULTIPLE OF:
------------------------------
 LTM Net Income: (b)                                        20.5x                      20.0x

OFFER PREMIUM (DISCOUNT) TO SHARE
 CLOSING PRICES AT VARIOUS DATES:
 --------------------------------
 04/5/99 - Offer Date ($16.00):                             28.1%                      25.0%
 03/29/99 - One Week Prior To Offer ($16.38):               25.2%                      22.1%
 03/5/99 - One Month Prior ($16.75):                        22.4%                      19.4%
 01/5/99 - Three Months Prior ($17.00):                     20.6%                      17.6%
 04/5/99 -  Three Months Average ($16.94):                  21.0%                      18.1%
 04/5/98 - One Year Prior ($19.19):                          6.8%                       4.2%
 05/5/98 - 52 Week High ($20.63):                           (0.6%)                     (3.0%)
 09/9/98 - 52 Week Low ($11.50):                            78.3%                      73.9%

NOTE:

(a) Figures are based on $12.4 million of net debt at year end 1998 and the treasury method adjustment to shares outstanding

(b) LTM ending 12/98 pro forma to include the effects of Satec and IST for the full year

APRIL 7, 1999                          2                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

REVIEW OF CURRENT PROPOSALS                                 HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
WHILE FINAL PHASE DUE DILIGENCE GENERALLY PROCEEDED WELL, SOME ISSUES SURFACED

[ ] The European site visits were very positive in establishing the Company's global stature

[ ] Management was successful in delineating a number of realized and ongoing cost savings

                        ---------------------------------
                        POTENTIAL BUYERS' STATED CONCERNS
                        ---------------------------------

[ ] Financing sources not giving "full credit" for cost savings in calculating pro forma EBITDA

[ ]   Amount of financing available not at levels previously estimated

[ ]   Severance and other transaction expenses higher than originally estimated

[ ] Underestimated capital spending and working capital needs, including $10 - $12 million of outstanding letters of credit

[ ]   Actual first quarter results versus estimates

APRIL 7, 1999                          3                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

REVIEW OF CURRENT PROPOSALS                                 HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
AT THIS STAGE OF THE PROCESS, THERE APPEAR TO BE FIVE ALTERNATIVES

1.    Reject both proposals and discontinue the process

2.    Accept one of the proposals as is

3.    Negotiate with one party to improve its proposal

4. Negotiate with both parties to finalize their proposals and satisfy outstanding conditions

5. Negotiate with both parties and, at the same time, reopen discussions with certain strategic buyers who withdrew earlier primarily because of timing issues

APRIL 7, 1999                          4                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

REVIEW OF CURRENT PROPOSALS                                 HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
SELECTED STRATEGIC BUYERS TO BE CONTACTED AS PART OF ALTERNATIVE FIVE

[ ]   AGIV (Carl Schenck)

[ ]   EG&G Inc.

[ ]   MTS Systems Corp.

[ ]   Thermo Instrument Systems Inc.

[ ]   Siebe plc

APRIL 7, 1999                          5                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

REVIEW OF CURRENT PROPOSALS                                 HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
PROPOSED TIMETABLE FOR CONTINUING THE PROCESS

                               [GRAPHIC OMITTED]

                                                                   Week of:        Responsibility
                                                                   --------        --------------

1.    BUYER DUE DILIGENCE
      a)    Completion of buyer and financing due diligence ... Apr 5 to Apr 18        TBG, P

      b)    Review of first quarter results ................... Apr 19 to Apr 25         P

2.    DOCUMENTATION AND SIGNING

      a)    Negotiate management arrangements ................. Apr 12 to Apr 18         P

      b)    Finalize contract issues/commitment letters ....... Apr 5 to May 2      Counsel, TBG

      c)    Receive final offers/Board review ................. Apr 26 to May 9    TBG, P, Counsel

      d)    Sign final documentation .......................... May 3 to May 9     TBG, P, Counsel

                                [CHART]



[ ] After completion of final negotiations/documentation and signing of a definitive agreement a closing could be achieved in a three to five month time frame due to preparation of a proxy statement and SEC review

--------------------------------------------------------------------------------
[ ] Activities to be completed            [ ]Activities completed or in process
[ ] P = Parachute Management
--------------------------------------------------------------------------------

APRIL 7, 1999                          6                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

REVIEW OF PROPOSED FINANCING                                HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
GTCR: SOURCES AND USES OF FUNDS
($ in Millions)

                          TRANSACTION SOURCES AND USES

----------------------------------------------------------------
SOURCES OF FUNDS
----------------------------------------------------------------
Revolving Credit Facility                                   13.0
Senior Subordinated Notes                                  100.0
Senior Preferred Equity                                     15.0
Equity                                                      37.4
----------------------------------------------------------------
TOTAL SOURCES                                             $165.4

----------------------------------------------------------------
USES OF FUNDS
----------------------------------------------------------------
Repurchase Of Equity                                      $139.4
Repayment Of Net Debt (a)                                   12.4
Transaction Fees (a)                                        13.6

----------------------------------------------------------------
TOTAL USES                                                $165.4
----------------------------------------------------------------

NOTE:

(a)   Adjusted to reflect actual 12/31/98 net debt

APRIL 7, 1999                          7                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

REVIEW OF PROPOSED FINANCING                                HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
GTCR: PRO FORMA CAPITALIZATION ($ IN MILLIONS)

                            PRO FORMA CAPITALIZATION

               Revolving Credit Facility               $ 13.0
               Senior Subordinated Notes                100.0
                                                       ------
                 TOTAL DEBT                             113.0

               Senior Preferred Equity                   15.0
               Equity                                    37.4
               Rollover Equity                            5.0
                                                       ------
                 TOTAL EQUITY                            57.4
                                                       ------
               TOTAL CAPITALIZATION                    $170.4
                                                       ======
               TOTAL DEBT/CAPITAL                        66.3%


                                                  % SHARES OUTSTANDING TO CONTINUITY(a)
-----------------------------------------------------------------------------------------------------------------
                                            PRE TRANSACTION                            POST TRANSACTION
                                    --------------------------------            ---------------------------------
SHARE OWNER                         PRIMARY            FULLY DILUTED             PRIMARY            FULLY DILUTED
-----------------------------------------------------------------------------------------------------------------
Purchased Equity                     96.41%                87.51%                 0.00%                 0.00%
New Equity Investors                  0.00%                 0.00%                88.20%                83.79%
Management Investment                 0.00%                 0.00%                 0.00%                 0.00%
Management  Options                   0.00%                 9.24%                 0.00%                 0.00%
New Option Plan                       0.00%                 0.00%                 0.00%                 5.00%(b)
Continuity Interest                   3.59%                 3.26%                11.80%                11.21%
-----------------------------------------------------------------------------------------------------------------
TOTAL                               100.00%               100.00%               100.00%               100.00%

NOTE:

(a)   Does not reflect senior preferred equity

(b)   Beacon estimate


APRIL 7, 1999                          8                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

REVIEW OF PROPOSED FINANCING                                HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
GTCR: OVERVIEW OF PROPOSED FINANCING AND CREDIT STATISTICS
($ in Millions)

                            PROPOSED FINANCING TERMS
--------------------------------------------------------------------------------
                                     REVOLVING CREDIT              SENIOR SUB.
                                          FACILITY                    NOTES
                                     ----------------              ------------
COMMITTED AMOUNT:                          $ 50.0                    $ 100.0

DRAWN AMOUNT:                              $ 13.0                    $ 100.0
TERM (YRS.):                                 5                         10
INTEREST CONVENTION:                     Floating                    Fixed
BASE RATE:
  3 MO. LIBOR: (a)                         5.00%                       N/A
  10 YR. UST: (b)                           N/A                       5.20%
ASSUMED SPREAD:                            2.50%                      6.80%
                                     ----------------            --------------
INTEREST RATE:                             7.50%                     12.00%
AMORTIZATION:                        Excess Cash Flow                 None


                                     PRO FORMA CREDIT STATISTICS
--------------------------------------------------------------------------------------------------------------
MANAGEMENT PROJECTIONS                 1999E            2000E            2001E          2002E            2003E
--------------------------------------------------------------------------------------------------------------
EBITDA                                $ 27.7           $ 30.7           $ 33.4          $ 36.8          $ 38.0
Year-End Total Net Debt (c)            112.0            101.8             95.0            84.0            74.4
TOTAL NET DEBT / EBITDA                4.0 x            3.3 x            2.8 x           2.3 x           2.0 x
 Net Interest Expense (c)             $ 12.9           $ 12.2           $ 11.2          $ 10.2          $  8.9
EBITDA / TOTAL NET INTEREST            2.1 x            2.5 x            3.0 x           3.6 x           4.3 x

NOTE:

(a)   Assumed yield of 3 month U.S. denominated London Interbank Offered Rate

(b)   Assumed yield of U.S. 10-year Treasury Notes

(c)   Excludes senior preferred equity which is payable in kind


APRIL 7, 1999                          9                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

REVIEW OF PROPOSED FINANCING                                HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
GTCR: RETURN SENSITIVITIES BASED ON PROPOSED CAPITAL STRUCTURE - FOR ILLUSTRATIVE PURPOSES ONLY
($ in Millions)

                             MANAGEMENT PROJECTIONS

                 ---------------------------------------------------------------------
                                     NEW INVESTOR FIVE YEAR IRR (a)
                 ---------------------------------------------------------------------
                                           PURCHASE PRICE
                 ---------------------------------------------------------------------
                            $ 20.00      $ 20.50    $ 21.00      $ 21.50       $ 22.00
                 ---------------------------------------------------------------------
    2003         6.5x         23.3%       21.2%       19.2%       17.5%         15.9%
  EBITDA         7.0x         26.8%       24.6%       22.6%       20.8%         19.2%
    EXIT         7.5x         29.9%       27.7%       25.7%       23.8%         22.1%
  MULTIPLE       8.0x         32.8%       30.5%       28.4%       26.5%         24.8%

Note:

(a)   Assumes senior preferred equity achieves a blended 25% return

APRIL 7, 1999                          10                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

REVIEW OF PROPOSED FINANCING                                HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
KIRTLAND: SOURCES AND USES OF FUNDS
($ in Millions)

                          TRANSACTION SOURCES AND USES

------------------------------------------------
SOURCES OF FUNDS

Revolving Credit Facility               $  5.0
Senior Notes                             100.0
Equity                                    54.0
------------------------------------------------
TOTAL SOURCES                           $159.0
------------------------------------------------

USES OF FUNDS
------------------------------------------------
Repurchase Of Equity                    $140.2
Repayment Of Net Debt                     12.4
Transaction Fees                           6.4
------------------------------------------------
TOTAL USES                              $159.0
------------------------------------------------



APRIL 7, 1999                         11                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

REVIEW OF PROPOSED FINANCING                                HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
KIRTLAND: PRO-FORMA CAPITALIZATION
($ in Millions)

                           PRO FORMA CAPITALIZATION
                -----------------------------------------------
                Revolving Credit Facility                $  5.0
                Senior Notes                              100.0
                                                         ------
                  TOTAL DEBT                              105.0

                Equity (a)                                 54.0
                Management Investment (a)                   4.0
                Rollover Equity (a)                         4.0
                                                         ------
                  TOTAL EQUITY                             62.0
                                                         ------
                TOTAL CAPITALIZATION                     $167.0
                                                         ======
                TOTAL DEBT/CAPITAL                         62.9%


                                                % SHARES OUTSTANDING TO CONTINUITY
------------------------------------------------------------------------------------------------------
                                        PRE TRANSACTION                       POST TRANSACTION
                                 ----------------------------          -------------------------------
SHARE OWNER                       PRIMARY       FULLY DILUTED          PRIMARY           FULLY DILUTED
------------------------------------------------------------------------------------------------------
Purchased Equity                  97.20%             88.22%              0.00%              0.00%
New Equity Investors               0.00%              0.00%             87.10%             82.75%
Management Investment              0.00%              0.00%              6.45%              6.13%
Management  Options                0.00%              9.24%              0.00%              0.00%
New Option Plan                    0.00%              0.00%              0.00%              5.00%(b)
Continuity Interest                2.80%              2.55%              6.45%              6.13%
------------------------------------------------------------------------------------------------------
TOTAL                            100.00%            100.00%            100.00%            100.00%


NOTE:

(a) Based on discussion with Kirtland. Assumes incremental management investment of $4 million in excess of management's portion of rollover (if any). Range of incremental investment could be $2 to $6 million

(b)   Beacon estimate

APRIL 7, 1999                         12                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

REVIEW OF PROPOSED FINANCING                                HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
KIRTLAND: OVERVIEW OF PROPOSED FINANCING AND CREDIT STATISTICS
($ in Millions)

                                       PROPOSED FINANCING TERMS
----------------------------------------------------------------------
                                REVOLVING CREDIT               SENIOR
                                   FACILITY                     NOTES
                                   --------                     -----
COMMITTED AMOUNT:                   $ 30.0                    $ 100.0

DRAWN AMOUNT:                       $  5.0                    $ 100.0
TERM (YRS.):                           5                          10
INTEREST CONVENTION:                Floating                    Fixed
BASE RATE:
  3 MO. LIBOR: (a)                   5.00%                       N/A
  10 YR. UST: (b)                     N/A                       5.20%
ASSUMED SPREAD:                   2.5% - 2.75%                  6.80%
                                ----------------                ----
INTEREST RATE:                   7.50% - 7.75%                  12.00%
AMORTIZATION:                   Excess Cash Flow                 None


                           PRO FORMA CREDIT STATISTICS
------------------------------------------------------------------------------------------------------------------
MANAGEMENT PROJECTIONS                  1999E             2000E            2001E            2002E            2003E
------------------------------------------------------------------------------------------------------------------
EBITDA                                 $ 27.7            $ 30.7           $ 33.4           $ 36.8           $ 38.2
Year-End Total Net Debt                 103.6              92.9             85.6             74.1             64.6
TOTAL NET DEBT / EBITDA                 3.7 x             3.0 x            2.6 x            2.0 x            1.7 x
Net Interest Expense                   $ 12.3            $ 11.6           $ 10.5           $  9.4           $  8.1
EBITDA / TOTAL NET INTEREST             2.3 x             2.7 x            3.2 x            3.9 x            4.7 x

NOTE:

(a)   Assumed yield of 3 month U.S. denominated London Interbank Offered Rate

(b)   Assumed yield of U.S. 10-year Treasury Notes

APRIL 7, 1999                         13                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

REVIEW OF PROPOSED FINANCING                                HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
KIRTLAND: RETURN SENSITIVITIES BASED ON PROPOSED CAPITAL STRUCTURE -
FOR ILLUSTRATIVE PURPOSES ONLY
($ in Millions)

                             MANAGEMENT PROJECTIONS

               --------------------------------------------------------------------------
                                            NEW INVESTOR FIVE YEAR IRR
               --------------------------------------------------------------------------
                                                PURCHASE PRICE
               --------------------------------------------------------------------------
                         $ 20.50       $ 21.00       $ 21.50       $ 22.00       $ 22.50
               --------------------------------------------------------------------------
  2003         6.5x        23.0%         21.6%         20.2%         18.9%         17.7%
EBITDA         7.0x        25.5%         24.0%         22.6%         21.3%         20.1%
  Exit         7.5x        27.8%         26.2%         24.8%         23.5%         22.2%
Multiple       8.0x        29.9%         28.3%         26.9%         25.5%         24.3%


APRIL 7, 1999                         14                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

                                   APPENDICES
--------------------------------------------------------------------------------

ANALYSIS AT VARIOUS PRICES                                  HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
ANALYSIS AT VARIOUS PRICES (a)
($ in Millions)

                                              GTCR,
                                             GOLDER
                                              RAUNER    KIRTLAND
                                             PROPOSAL   PROPOSAL
---------------------------------------------------------------------------------------------------------------------------------
PRICE PER SHARE                   $ 16.00    $ 20.00    $ 20.50    $ 21.00    $ 21.50    $ 22.00    $ 22.50    $ 23.00    $ 23.50
---------------------------------------------------------------------------------------------------------------------------------

 Premium to Market as of 4/5/99       0.0%      25.0%      28.1%      31.3%      34.4%      37.5%      40.6%      43.8%      46.9%

Shares Outstanding (b)                7.2        7.3        7.3        7.3        7.3        7.3        7.3        7.3        7.3

Equity Value                      $ 114.5    $ 145.2    $ 149.0    $ 152.8    $ 156.6    $ 160.5    $ 164.3    $ 168.1    $ 172.0
 Net Debt (c)                        12.4       12.4       12.4       12.4       12.4       12.4       12.4       12.4       12.4
Aggregate Value                   $ 126.9    $ 157.6    $ 161.4    $ 165.2    $ 169.0    $ 172.9    $ 176.7    $ 180.5    $ 184.4


                   OPERATING
                   STATISTIC(C)                               MULTIPLES OF AGGREGATE VALUE
                   ------------  --------------------------------------------------------------------------------------------------
1998 Revenue         $219.5      0.58x      0.72x      0.74x      0.75x       0.77x       0.79x       0.81x       0.82x       0.84x

1998 EBITDA            21.6       5.9        7.3        7.5        7.6         7.8         8.0         8.2         8.4         8.5

1999E EBITDA           27.0       4.7        5.8        6.0        6.1         6.3         6.4         6.5         6.7         6.8

1999E EBIT             18.8       6.7        8.4        8.6        8.8         9.0         9.2         9.4         9.6         9.8

                                                                  MULTIPLES OF EQUITY VALUE
                                 --------------------------------------------------------------------------------------------------
1998 Net Income      $  7.1      16.1x      20.4x      21.0x      21.5x       22.1 x      22.6 x     23.1 x     23.7 x     24.2 x

1999E Net Income       11.3      10.1       12.8       13.2       13.5        13.9        14.2       14.5       14.9       15.2

BOOK VALUE             79.6      1.44       1.82       1.87       1.92         1.97       2.02       2.06       2.11       2.16

NOTES:

(a) For comparison purposes, all figures correspond to financial information provided to buyers before receipt of formal proposals

(b)   Calculated using the treasury method

(c) Source: Company estimates dated March 1999. 1998 figures are pro forma for the acquisitions of Satec and IST


APRIL 7, 1999                          16                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

TIMETABLE - OVERVIEW OF PROCESS TO DATE                     HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
PROJECT PARACHUTE TIMETABLE - STEPS FOLLOWED TO DATE


                               [GRAPHIC OMITTED]

                                                                     Week of:
1. TBG DUE DILIGENCE
a) Create working group list .................................... Aug 24 to Aug 30
b) Review required information .................................. Aug 24 to Aug 30
c) Identify due diligence issues and questions .................. Aug 24 to Sept 6

2. MARKETING
a)  Descriptive Memorandum (DM)
      i) Outline/initial drafting ............................... Aug 24 to Sept 13
      ii) Draft to Company ...................................... Sept 14 to Sept 20
      iii) Comments from Company ................................ Sept 14 to Oct 4
      iv) Revisions ............................................. Sept 14 to Oct 4
      v) Final draft ............................................ Oct 5 to Oct 11
b)  Identify and select buyers to be approached ................. Sept 21 to Oct 11
c)  Confidentiality agreements .................................. Oct 5 to Oct 11
d)  Begin solicitation .......................................... Oct 12 to Oct 18
      i) Distribute and negotiate CAs and DMs ................... Oct 12 to Dec 13
      ii) Receive indications of interest ....................... Dec 14 to Jan 10

3. BUYER DUE DILIGENCE
a)  Define process and develop management presentation .......... Nov 23 to Jan 17
b)  Prepare data room ........................................... Nov 23 to Jan 17
c)  Management presentations/buyer due diligence ................ Jan 18 to Apr 11

4. DOCUMENTATION
a)  Draft purchase contract and schedules ....................... Jan 25 to Mar 14
b)  Distribute purchase contract ................................ Feb 1 to Feb 7
c)  Receive second round bids and major comments on contract .... Feb 15 to Feb 21
c)  Receive final bids and select buyer ......................... Apr 5 to Apr 11

[   ]  indicates completed or in process activities


April 7, 1999                          17                      THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

SUMMARY OF CONTACT ACTIVITY                                 HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
SUMMARY OF CONTACT ACTIVITY - 49 PARTIES CONTACTED
            [GRAPHIC OMITTED]

Original Contacts Made................ 49

Confidentiality Agreements Signed/
Descriptive Memorandums Sent ......... 23

Expressed Preliminary Interest ....... 11

Attended Management Presentation .....  4






APRIL 7, 1999                          18                      THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

SUMMARY OF CONTACT ACTIVITY                                 HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
SUMMARY OF CONTACT ACTIVITY - PARTIES WHO DECLINED INTEREST OR WITHDREW FROM PROCESS

                                   26 PARTIES
                    CONTACTED AND DECLINED INTEREST INITIALLY
----------------------------------------------------------------------------

STRATEGIC                                    FINANCIAL
---------                                    ---------
Altana AG                                    AEA Investors
ASEA Brown Boveri, Ltd.                      Brentwood Associates
Beckman Coulter, Inc.                        Citicorp Venture Capital
Bodycote International plc                   Frontenac Company
Bowthorpe plc                                Thoma Cressey Equity Partners
Carl Zeiss Inc.                              Thomas H. Lee Company
Danaher Corp.                                Valuefinder (Carlyle Enterprises)
EG&G
Esterline Technologies Corp.
Fairey Group plc
Fisher Scientific International, Inc.
Hewlett-Packard Co.
Oxford Instruments plc
Parker Hannifin Corp.
Rockwell International Corp.
Siebe plc
SPX Corp.
Staveley Industries plc
Varian Associates


April 7, 1999                         19                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

SUMMARY OF CONTACT ACTIVITY                                 HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
SUMMARY OF CONTACT ACTIVITY - PARTIES WHO ENTERED THE PROCESS


                                   12 PARTIES
                               RECEIVED MEMORANDUM
                              AND DECLINED INTEREST

     STRATEGIC                                    FINANCIAL
     ---------                                    ---------
     AEA Technology plc                           American Industrial Partners
     AMETEK                                       Bessemer Partners
     Emerson Electric Co.                         Hicks, Muse, Tate & Furst
     Mettler-Toledo International, Inc.           J.W. Childs Associates
     Shimadzu Corp.                               Madison Dearborn Partners
     Waters Corp.                                 Summit Partners


                                   11 PARTIES
                         EXPRESSED PRELIMINARY INTEREST
                            IN PURCHASING THE COMPANY

     STRATEGIC                                    FINANCIAL
     ---------                                    ---------
     AGIV                                         Bain Capital
     Analogic Corporation                         Berkshire Partners
     MTS Systems Corp.                            Fidelity Ventures
     Thermo Instrument Systems Inc.               GTCR Golder, Rauner
                                                  Kirtland Capital Partners
                                                  Trivest, Inc.
                                                  Vestar Capital Partners


April 7, 1999                         20                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

SUMMARY OF ORIGINAL INDICATIONS OF INTEREST RECEIVED        HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
SUMMARY OF PRELIMINARY INDICATIONS RECEIVED (WEEK OF JANUARY 4, 1999)

                                         Value                 Financing
Buyer                                  Per Share             Contingency          Comments
-------------------                -----------------         -----------          -----------------
AGIV (Carl Schenck)                "Low to Mid $20s"              NA              Verbal Indication

Analogic Corporation              "Premium to Market"             NA              Verbal Indication

Bain Capital                         $15.00 - $16.50              Yes             Written Indication; Subject to Due Diligence

Berkshire Partners                       $17.00                   Yes             Verbal Indication; Would Want Exclusivity

GTCR Golder, Rauner                  $18.00 - $20.00              Yes             Written Indication; Require Recap Accounting,
                                                                                  Management Participation, and Due Diligence

Kirtland Capital Partners            $22.00 - $24.00              Yes             Written Indication; Subject to Due
                                                                                  Diligence and Management Arrangements

MTS Systems Corp.                 "Premium to Market"             NA              Verbal Indication

Thermo Instrument Systems Inc.    "Premium to Market"             NA              Verbal Indication

Trivest, Inc.                        $15.50 - $16.50              Yes             Verbal Indication

Vestar Capital Partners              $17.00 - $20.00              Yes             Written Indication; Require Recap Accounting,
                                                                                  Management Participation, and Due Diligence


APRIL 7, 1999                          21                      THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

SUMMARY OF ORIGINAL INDICATIONS OF INTEREST RECEIVED        HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
DESPITE EXPRESSING SIGNIFICANT INITIAL INTEREST, A NUMBER OF STRATEGIC BUYERS DECLINED TO MOVE FORWARD


BUYER                                                           STATED REASON FOR WITHDRAWING
-----                                                           -----------------------------
AGIV (Carl Schenck)                             Poor timing - restructuring as major shareholder may sell

EG&G Inc.                                       Poor timing - senior management turnover and pursuing large acquisition (Perkin-Elmer)

MTS Systems Corp.                               New CEO does not have full Board backing to undertake merger which would increase MTS's presence  in "low-growth" market and require significant cost cutting.  Can only get to $15.50 -
                                                $16.00 per share

Thermo Instrument Systems Inc.                  Lack time and management resources to pursue because
                                                just announced large acquisition in Europe (Spectra-Physics)


APRIL 7, 1999                         22                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

SUMMARY OF ORIGINAL INDICATIONS OF INTEREST RECEIVED        HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
PARTIES ATTENDING MANAGEMENT PRESENTATION

                                    4 PARTIES
                               ATTENDED MANAGEMENT
                        PRESENTATIONS (PRESENTATION DATE)
                        ---------------------------------

                       GTCR GOLDER, RAUNER (JANUARY 20TH)

                       Kirtland Capital Partners (January 22nd)

                       Analogic Corporation (January 28th)

                       Vestar Capital Partners (January 29th)

[ ] A dinner meeting between MTS's CEO, Parachute's CEO, and Beacon was held on 1/29, but MTS's final valuation indication was not deemed attractive enough to warrant a full management presentation

APRIL 7, 1999                         23                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

SUMMARY OF FORMAL PROPOSALS                                 HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
OVERVIEW OF FORMAL PROPOSALS RECEIVED (WEEK OF FEBRUARY 15)

                                    VALUE                 FINANCING              OTHER
BUYER                             PER SHARE              CONTINGENCY          CONDITIONS               COMMENTS
-----                             ---------              -----------          ----------               --------
GTCR Golder, Rauner             Letter: $22.50          Yes; "Financing      Due Diligence,       Willing to commit to fully-
                            (Subsequent Discussions:   Readily Available"    Recap Structure,     financed offer by 3/31.  Want
                                     $23.00)                                 Management           exclusivity in return.  Asked for
                                                                             Equity Rollover      break-up fees and lock-up from
                                                                                                  major shareholders.  Equity
                                                                                                  from $870 million fund.  Have
                                                                                                  "aggressive" financing
                                                                                                  proposals from two money
                                                                                                  center banks

Kirtland Capital Partners       Letter: $22.00           Yes; "Highly        Due Diligence,       Willing to commit to fully-
                            (Subsequent Discussions:      Confident"         Recap Structure,     financed offer by 3/31.  Equity
                                $22.00 "plus")                               Management           from $208 million fund and side
                                                                             Arrangements,        by-side investors.  Debt
                                                                             Advisory Board       financing through BT Alex.
                                                                             Approval,            Brown
                                                                             Regulatory
                                                                             Approval


April 7, 1999                         24                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

SUMMARY OF FORMAL PROPOSALS                                 HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
PARTIES INVITED TO FINAL ROUND

                                    2 PARTIES
                    INVITED TO UNDERTAKE FINAL DUE DILIGENCE
                    ----------------------------------------

                    GTCR Golder, Rauner

                    Kirtland Capital Partners

APRIL 7, 1999                         25                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

COMPARABLE M&A TRANSACTION ANALYSIS                         HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
COMPARABLE M&A TRANSACTION ANALYSIS

                                                                                                              Equity Consideration
                                                                                                                As a Multiple of:
                                                                                            Consideration     ---------------------
Announcement  Target/Aquirer                                                             -----------------     LTM
   Date            (Target Business Description)                                         Equity    Aggregate  Net Income  Book Value
-----------------------------------------------------------------------------------------------------------------------------------
    8/9/88    Buehler International Inc./Investor Group                                    $ 63.4    $ 56.5      16.3x      1.22x
                   (Manufacturer of equipment for material analysis and
                    material testing) (a)

    5/1/89    Laboratory Data Control (Milton Roy)/Thermo Instrument Systems, Inc.         $ 22.0    $ 22.0      30.3(*)    1.68
                   (Liquid chromotography instruments) (b)

   12/1/91    Hamilton Division (Hamilton Industries)/Fischer Scientific                   $ 90.0    $ 85.0      10.0       2.97
                   (Laboratory systems for scientific research centers)
   1/15/93    Spectra-Physics Analytical, Inc./Thermo Instrument Systems, Inc.             $ 69.0    $ 68.0      13.5       4.55
                   (Liquid chromotography and capillary electrophoresis
                   equipment) (c)

   3/16/94    EnviroTech Measurements & Controls Companies/Thermo Instrument               $ 87.3    $ 86.9       NM        0.99
                   (Process control, process measurement, and laboratory
                   analytical products)

    2/7/95    EPRO/Credence Systems Corporation                                            $ 32.6    $ 30.6      13.0       8.43(*)
                   (Automatic test equipment used in memory integrated
                   circuit industry)

    3/2/95    Scientific Instruments Division of Fisons plc/Thermo Instrument Systems      L122.6    L145.6       NM        1.65
                   (Analytical instruments for industrial and research applications)

   4/10/95    Explorations Products Group of Western Geophysical (Litton)/Input/Output     $121.3    $121.0       NM        2.03
                   (Seismic land and marine exploration products)

    9/6/95    Megatest Corporation/Teradyne, Inc.                                          $215.4    $216.4       NM        3.22
                   (Automatic test equipment used in integrated circuit industry)

   9/15/95    Data Measurement Corp./Measurex Corp.                                        $ 29.8    $ 32.9     21.0        2.52
                   (Thickness measuring and detecting electronic instruments
                   and control systems)

   3/28/96    TA Instruments, Inc./Waters Corporation                                      $ 84.0    $117.5     30.0 (*)      NM
                   (Analytical instruments which measure response of materials to thermal and stress changes)

   5/16/96    Gatan International, Inc./Roper Industries Inc.                              $ 33.7    $ 49.4       NM          NM
                   (Instruments and software used to extend performance of
                   electron microscopes)

   8/29/97    Gems Sensors (IMO Industries)/Danaher Corp.                                  $ 85.0    $ 88.3     16.9          NM
                   (Level, flow, and pressure measuring and controlling devices)

  12/29/97    Computational Systems Inc./Emerson Electric Inc.                             $150.3    $151.3     36.6(*)     4.33
                   (Measuring devices and advanced predictive maintenance products)

   5/29/98    Digital Instruments/Veeco Instruments Inc.                                   $162.3    $175.1     11.8       13.5(*)
                   (High resolution instruments that image and measure surface topography)

    3/8/99    Perkin-Elmer Instruments Division/EG&G                                       $275.0    $425.0      9.0       23.0 (*)
                   (Manufacture analytical instruments) (d)


                                                                        Statistics
                                                                        Mean:                                   14.6x       2.52x
                                                                        Median:                                 13.5        2.27
                                                                        High:                                   21.0        4.55
                                                                        Low:                                    10.0        0.99


                                                                                                     Aggregate Consideration
                                                                                                        As a Multiple of:
                                                                                             --------------------------------------
Announcement  Target/Aquirer                                                                  LTM         LTM       LTM    Net Book
   Date            (Target Business Description)                                             Sales       EBITDA     EBIT    Capital
-----------------------------------------------------------------------------------------------------------------------------------
    8/9/88    Buehler International Inc./Investor Group                                       0.75x      7.2x      9.8 x     1.46x
                   (Manufacturer of equipment for material analysis and
                    material testing) (a)

    5/1/89    Laboratory Data Control (Milton Roy)/Thermo Instrument Systems, Inc.            0.92      11.7      18.2(*)    1.68
                   (Liquid chromotography instruments) (b)

   12/1/91    Hamilton Division (Hamilton Industries)/Fischer Scientific                      0.83       7.7       9.8       3.36
                   (Laboratory systems for scientific research centers)

   1/15/93    Spectra-Physics Analytical, Inc./Thermo Instrument Systems, Inc.                1.00       7.7       9.5       4.79
                   (Liquid chromotography and capillary electrophoresis
                   equipment) (c)

   3/16/94    EnviroTech Measurements & Controls Companies/Thermo Instrument                  0.68        NM        NM       1.43
                   (Process control, process measurement, and laboratory
                   analytical products)

    2/7/95    EPRO/Credence Systems Corporation                                               2.17       7.5       7.6      16.05(*)
                   (Automatic test equipment used in memory integrated
                   circuit industry)

    3/2/95    Scientific Instruments Division of Fisons plc/Thermo Instrument Systems         0.64      42.8(*)     NM       1.50
                   (Analytical instruments for industrial and research applications)

   4/10/95    Explorations Products Group of Western Geophysical (Litton)/Input/Output        1.07        NM        NM       2.12
                   (Seismic land and marine exploration products)

    9/6/95    Megatest Corporation/Teradyne, Inc.                                             2.39        NM        NM       3.19
                   (Automatic test equipment used in integrated circuit industry)

   9/15/95    Data Measurement Corp./Measurex Corp.                                           1.18      12.3      14.5       2.28
                   (Thickness measuring and detecting electronic instruments
                   and control systems)

   3/28/96    TA Instruments, Inc./Waters Corporation                                         2.48      10.1      14.4       7.03(*)
                   (Analytical instruments which measure response of materials to thermal and stress changes)

   5/16/96    Gatan International, Inc./Roper Industries Inc.                                 1.94       9.0      39.3(*)    3.35
                   (Instruments and software used to extend performance of
                   electron microscopes)

   8/29/97    Gems Sensors (IMO Industries)/Danaher Corp.                                     1.12        NA      14.3         NM
                   (Level, flow, and pressure measuring and controlling devices)

  12/29/97    Computational Systems Inc./Emerson Electric Inc.                                2.43      16.6(*)   24.3(*)    4.24
                   (Measuring devices and advanced predictive maintenance products)

   5/29/98    Digital Instruments/Veeco Instruments Inc.                                      3.41      11.7      12.1       7.05(*)
                   (High resolution instruments that image and measure surface topography)

    3/8/99    Perkin-Elmer Instruments Division/EG&G                                          0.74       6.4       8.3       2.62
                   (Manufacture analytical instruments) (d)

                                                                                              ------------------------------------
                                                                        Statistics
                                                                        Mean:                 1.48x      9.1 x    11.2x      2.67x
                                                                        Median:               1.09       8.3       9.8       2.45
                                                                        High:                 3.41      12.3      14.5       4.79
                                                                        Low:                  0.64       6.4       7.6       1.43
                                                                                              ------------------------------------

NOTES:

(*)   Multiples excluded from calculation of the mean, median, high, and low.

(a) Buehler was 76% acquired by an investor group. Transaction analyzed as if entire Company had been acquired for $12.50 per share

(b)   Net income estimated by taxing operating income at 40%

(c)   Does not include royalty income as operating income or operating revenues

(d) Source: Confidential Information Memorandum dated September 1998. LTM results estimated based on half of FY 1998 and half of FY 1999P results (FY ending June 30). Net Income assumes tax on EBIT of 40%


APRIL 7, 1999                         26                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

COMPARABLE PUBLIC COMPANY ANALYSIS                          HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
COMPARABLE PUBLIC COMPANY ANALYSIS

                                                                                                              Price
                                                                                                          As a Multiple of:
                                                      Share Price                               ----------------------------------
                                              LTM        as of       Equity     Aggregate        LTM        1999E CY      2000E CY
Company                         Ticker       Ended       4/6/99     Value (a)   Value (b)        EPS          EPS (c)      EPS (c)
-------                         ------       -----       ------     ---------   ---------        ---          -------      -------
Beckman Coulter                  BEC        12/31/98    $  43.88    $1,293.6    $2,386.2        28.4x(*)      12.5x         10.9x
Bio-Rad Laboratories             BIO.A      12/31/98       21.63    $  270.6       306.1        11.0          10.3          10.1
Brown & Sharpe (f)               BNS        12/31/98        4.88    $   65.7       122.5         5.5(*)        5.5           4.4
Mettler Toledo (g)               MTD        12/31/98       23.63    $  967.3     1,336.9        21.9          18.0          15.0
Modern Controls, Inc. (h)        MOCO       12/31/98        4.50    $   28.0        21.7        12.4           6.9            NA
Thermoquest Corp.                TMQ          1/2/99       11.25    $  574.8       528.6        15.7          13.6            NA
Varian Associates (i)            VAR          1/1/99       38.75    $1,181.9     1,202.8        22.0          20.6          14.7
Waters Corp.                     WAT        12/31/98      108.50    $3,768.5     3,994.6        39.0(*)       32.7(*)       27.5(*)

                                                                                ---------------------------------------------------
                                                                                Statistics
                                                                                Mean:           15.7x         12.2x         10.6x
                                                                                Median:         14.0          11.6          10.5
                                                                                High:           39.0          32.7          27.5
                                                                                Low:             5.5           5.5           4.4
                                                                                ---------------------------------------------------

MTS Systems Corporation  (j)     MTSC       12/31/98    $  12.38    $  230.7    $  286.8       11.5x         10.6x          8.7x

Memo:
---------

Parachute  (k)                              12/31/98    $  15.88    $  113.5    $  134.0       12.7x         10.3x          9.4x

-----------------------------------------------------------------------------------------------------------------------------------
Current Parachute Proposal                  12/31/98    $  20.50    $  150.6    $  171.1       16.4x         13.3x         12.1x
-----------------------------------------------------------------------------------------------------------------------------------


                                Equity Value
                               As a Multiple of:
                               -----------------                                                  3 Year
                                   Tangible          LTM            LTM           LTM              Sales           Tangible Net
Company                          Book Value (d)     Sales          EBITDA         EBIT              CAGR           Cap. Emp. (e)
-------                          --------------     -----          ------         ----              ----           -------------
Beckman Coulter                       NM             1.4x            8.3x         17.8x(*)          22.7%(*)           5.4x
Bio-Rad Laboratories                 1.4             0.7             5.9           9.8               3.7%              1.3
Brown & Sharpe (f)                   0.5             0.4             5.5          10.7               1.1%              0.7
Mettler Toledo (g)                    NM             1.4            10.7          14.5               2.1%              6.4
Modern Controls, Inc. (h)            2.1             1.4             6.3           7.1               5.6%              3.0
Thermoquest Corp.                    3.4             1.2             6.3           7.6              21.5% (*)          4.4
Varian Associates (i)                2.1             0.9             9.4          14.0              (3.4%)             2.1
Waters Corp.                        54.1(*)          6.5(*)         24.4(*)       29.3(*)           22.9%(*)          20.1

 --------------                ----------------------------------------------------------------------------------------------------
 Statistics
 Mean:                               1.8x            1.0x            7.4 x        10.3x              3.7%              3.1x
 Median:                             1.8             1.1             6.5           9.8               2.9%              2.6
 High:                              54.1             6.5            24.4          29.3              22.9%             20.1
 Low:                                0.5             0.4             5.5           7.1              (3.4%)             0.7
 --------------                ----------------------------------------------------------------------------------------------------

MTS Systems Corporation  (j)       1.58x            0.8x           6.8 x            8.6x            13.2%              1.4x

Memo:
---------

Parachute  (k)                     1.45x            0.7x           6.2 x            9.3x             6.7%              1.4x

---------------------------------------------------------------------------------------------------------------------------------
Current Parachute Proposal         1.87x            0.9x           7.9 x           11.8x             6.7%              1.8x
---------------------------------------------------------------------------------------------------------------------------------


NOTES:

All figures exclude extraordinary gains/charges

(*)   Excluded from calculation of mean and median

(a) Equity Value = Number of Shares Outstanding (calculated using the treasury method and including assumed conversion of convertible preferred stock) x Price per Share

(b) Aggregate Value = Equity Value plus Debt, Preferred Stock, and Minority Interest, less Cash

(c)   Source: IBES estimates - calendarized to reflect a December year end

(d)   Tangible Book Value = Book Value minus Intangibles

(e)   Tangible Net Capital Employed = Tangible Book Value plus Net Debt

(f) All figures except for revenue and net income are for the LTM period ended 9/30/98. Revenue and net income taken from press release dated February 8, 1999

(g) Figures are not pro forma for recent acquisitions because of minimal effect

(h) Figures are not pro forma for recent acquisitions because of minimal effect

(i) Company reorganized into three separate publicly traded companies effective April 2, 1999. Share price is as of April 1, 1999

(j)   Figures do not include $2.1 million restructuring charge

(k) All figures (except balance sheet items) taken from press release dated February 18, 1999. Excludes special items charge of $5.0 million and gain on sale of land of $11.1 million. Assumes 8% interest rate on debt and 5% interest rate for cash.


APRIL 7, 1999                         27                      THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

BACKGROUND ON LEVERAGED RECAPITALIZATION                    HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
SUMMARY DESCRIPTION OF A RECAPITALIZATION TRANSACTION

[ ] In a recapitalization transaction, a new investor group buys newly issued shares from Parachute for cash

[ ] Simultaneously, Parachute borrows new debt financing and uses the combined equity and debt proceeds to repurchase enough shares from the public (all) and the insiders such that the new investor group is now the majority owner, but the existing shareholders still retain at least a 10% interest in the post-recapitalization Company (which translates into less than 5% of the current Company)

[ ] Since the existing shareholders still hold a significant minority interest in Parachute, the SEC does not view the company as being "substantially wholly owned" by the new investor group and, therefore, does not require "push down" accounting (where, because the acquirer's purchase price of Parachute is substantially above the net asset value, goodwill is created)

[ ] Thus, purchase accounting at the Parachute level is avoided and no goodwill is created on Parachute's financial statements

[ ] While goodwill is recognized at the financial investor level and Parachute will likely have negative book value due to the significant share repurchase at that level, there are no additional goodwill amortization charges at the Parachute level, which can be a significant advantage in reporting earnings if the exit strategy is an IPO

APRIL 7, 1999                         28                      THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC

BACKGROUND ON LEVERAGED RECAPITALIZATION                    HIGHLY CONFIDENTIAL
--------------------------------------------------------------------------------
INVESTMENT BY FINANCIAL GROUP WILL INVOLVE:

[ ] Maximizing cash flow and the right combination of debt and equity in the financing of the transaction to maximize the value of the equity

[ ] Significant Company ownership by senior management (and sometimes a broader group of employees) to align the incentives of the new owners and management

[ ] The investor group having voting control of the Company and being active at the board level in setting strategy and monitoring operations

[ ]   An exit strategy in approximately three to five years

      -     Subsequent recapitalization

      -     Sale of the Company

      -     Initial public offering


APRIL 7, 1999                         29                       THE BEACON GROUP
                                                          CAPITAL SERVICES, LLC